UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2023

Douglas Emmett, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-33106	20-3073047
(State or other jurisdiction of incorporation)	Commission file number	(I.R.S. Employer identification No.)

1299 Ocean Avenue, Suite 1000	,	Santa Monica	,	California	90401
(Address of principal executive offices)					(Zip Code)

Registrant’s telephone number, including area code:    (310) 255-7700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value per share	DEI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 24, 2023, Douglas Emmett, Inc. (the “Company,” “we,” “our,” “us”) held its 2023 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved an amendment (the “Amendment”) to the Douglas Emmett, Inc. 2016 Omnibus Stock Incentive Plan (the “2016 Plan” and, as amended by the Amendment, the “Amended Plan”). The Amendment makes the following material changes to the 2016 Plan:
a.increases the number of shares of common stock available for issuance under the 2016 Plan by 19,000,000 shares; and
b.clarifies the Company’s processing of amounts in satisfaction of grantees’ withholding taxes obligations.

The terms and conditions of the Amended Plan, are described in the section entitled “Amendments to Our 2016 Omnibus Stock Incentive Plan (Proposal 4)” in our Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 14, 2023. The foregoing description of the Amended Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended Plan, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

Presented below are the voting results for the proposals (described in detail in our Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 14, 2023) submitted to our stockholders at the Annual Meeting:

Douglas Emmett Proposals:

Proposal 1. The following nominees were elected to serve on the board of directors until the 2024 Annual Meeting of Stockholders with the following vote:

Nominee	For	Withheld	Broker Non-Votes

Dan A. Emmett	148,442,848	5,997,488	10,336,812
Jordan L. Kaplan	151,932,986	2,507,350	10,336,812
Kenneth M. Panzer	150,051,434	4,388,902	10,336,812
Leslie E. Bider	141,182,897	13,257,439	10,336,812
Dorene C. Dominguez	147,395,243	7,045,093	10,336,812
Dr. David T. Feinberg	139,495,691	14,944,645	10,336,812
Ray C. Leonard	127,818,384	26,621,952	10,336,812
Virginia A. McFerran	122,464,763	31,975,573	10,336,812
Thomas E. O'Hern	147,148,598	7,291,738	10,336,812
William E. Simon, Jr.	143,132,765	11,307,571	10,336,812
Shirley Wang	127,817,502	26,622,834	10,336,812

Proposal 2. The appointment of Ernst & Young LLP as our independent registered public accounting firm for 2023 was ratified with the following vote:

For	Against	Abstained	Broker Non-Votes

156,364,892	8,340,295	71,961	—

Proposal 3. Our named executive officer compensation for 2022 was approved with the following non-binding advisory vote:

For	Against	Abstained	Broker Non-Votes

81,384,802	70,952,433	2,103,096	10,336,817

Proposal 4. The amendments to our 2016 Omnibus Stock Incentive Plan were approved with the following vote:

For	Against	Abstained	Broker Non-Votes

125,651,287	28,684,907	104,138	10,336,816

Proposal 5. The following preferences were recorded with respect to the non-binding advisory vote on the frequency of future advisory votes on executive compensation:

One Year	Two Years	Three Years	Abstained	Broker Non-Votes

150,175,001	6,874	4,209,737	48,718	10,336,818

Proposals Received:

The Service Employees International Union proposal on lobbying was not approved with the following vote:

For	Against	Abstained	Broker Non-Votes

49,170,001	101,884,856	3,385,477	10,336,814

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits: The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit Number	Description

10.1	Douglas Emmett, Inc. 2016 Omnibus Stock Incentive Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DOUGLAS EMMETT, INC.

Dated:	May 30, 2023	By:	/s/ PETER D. SEYMOUR
Peter D. Seymour
Chief Financial Officer